Exhibit 10.1
DealerTrack Holdings, Inc.
Form of Restricted Stock Agreement
     THIS AGREEMENT, dated [                    ], [200     ] (the “Award Date”), is made between DealerTrack Holdings, Inc., a Delaware corporation hereinafter referred to as the “Company,” and [                    ], an employee of the Company or a Subsidiary of the Company, hereinafter referred to as the “Participant.”

1. Definitions. All capitalized terms used in this Agreement without definition shall have the meanings ascribed in the Company’s 2005 Incentive Award Plan, as amended from time to time (the “Plan”).
2. Award of Restricted Stock.
     (a) Award. In consideration of the Participant’s agreement to remain in the employ of the Company, and for other good and valuable consideration which the Committee has determined exceeds the aggregate par value of the shares of Common Stock subject to the Award (as defined below), as of the Award Date, the Company issues to the Participant the Award described in this Agreement (the “Award”). The number of shares of Restricted Stock subject to the Award is set forth on the signature page hereof.
     (b) Restricted Stock Form. At the sole discretion of the Committee, the Restricted Stock will be issued in either (i) uncertificated form, with the Restricted Stock recorded in the name of the Participant in the books and records of the Company’s transfer agent, and upon the lapsing or removal of all Restrictions, the Company shall cause certificates representing the shares to be issued to the Participant; or (ii) certificate form pursuant to the terms of Sections (3)(d) and (5).
     (c) Plan. The Award granted hereunder is subject to the terms and provisions of the Plan, including without limitation, Article 11 thereof.
3. Restrictions.
     (a) Forfeiture. Any Award which is not vested upon the Participant’s termination of employment or January 31, 2010 (the “Vesting Date”), whichever is earlier, shall thereupon be forfeited immediately and without any further action by the Company. For purposes of this Agreement, “Restrictions” shall mean the restrictions on sale or other transfer set forth in Section 6 and the exposure to forfeiture set forth in this Section 3(a).
     (b) Vesting and Lapse of Restrictions. Subject to Sections 3(a) and 3(c), the Award shall vest and Restrictions shall lapse with respect to the number of shares of Restricted Stock determined below, provided that the Participant remains continuously employed in active service by the Company from the Award Date through the Vesting Date, and provided, further, that the Committee shall make a certification no later than the Vesting Date as to the extent to which the performance objectives set forth below have been attained:
          (i) 16.67% of shares of Restricted Stock subject to the Award (rounded down to the next whole number of shares), if the Company’s EBITDA attains at least $[                    ] by December 31, 2007;
          (ii) an additional 16.67% of shares of Restricted Stock subject to the Award (rounded down to the next whole number of shares), if the Company’s EBITDA attains at least $[                    ] by December 31, 2008;
          (iii) an additional 16.67% of shares of Restricted Stock subject to the Award (rounded down to the next whole number of shares), if the Company’s EBITDA attains at least $[                    ] by December 31, 2009;
          (iv) an additional 16.67% of shares of Restricted Stock subject to the Award (rounded down to the next whole number of shares), if the Aggregate Value of the Company’s outstanding Stock on December 31, 2007 is at least $[                    ];
          (v) an additional 16.67% of shares of Restricted Stock subject to the Award (rounded down to the next whole number of shares), if the Aggregate Value of the Company’s outstanding Stock on December 31, 2008 is at least $[                    ]; and
          (vi) an additional 16.67% of shares of Restricted Stock subject to the Award (rounded down to the next whole number of shares), if

the Aggregate Value of the Company’s outstanding Stock on December 31, 2009 is at least $[                    ].
          (vii) If any EBITDA or market capitalization goal set forth above is not achieved by a measurement date specified above, but the EBITDA or market capitalization goal of a later measurement date is met, then, subject to the Participant’s employment on the Vesting Date, the restrictions shall lapse with respect to the specified shares on the later measurement date as well as the specified shares on the earlier measurement date.
     (c) For purposes hereof, “EBITDA” shall mean earnings before interest, taxes, depreciation and amortization. If prior to December 31, 2009, the Company acquires a new business from a third party (a “New Business”), then the Company’s EBITDA for the calendar year in which the New Business is acquired, shall be increased by the Pro-Rata New Business Additional EBITDA and each subsequent calendar year through 2009, shall be increased by the New Business Additional EBITDA. “New Business Additional EBITDA” shall mean the EBITDA for the New Business for the trailing 4 complete calendar quarters immediately preceding the acquisition. “Pro-Rata New Business Additional EBITDA” shall mean New Business EBITDA multiplied by a fraction, the numerator of which is the number of whole months remaining in the calendar year subsequent to the date the New Business is acquired and the denominator of which is 12.
     (d) For purposes hereof, the Aggregate Value of the Company’s outstanding Stock on a measurement date shall be determined by multiplying the number of shares of Stock outstanding on such date by the Market Value. The Market Value as of any measurement date shall be based on the average closing market price of the Stock for the ten consecutive trading days immediately preceding the measurement date.
     (e) Acceleration of Vesting.
          (i) Notwithstanding Sections 3(a) and 3(b): Upon the occurrence of a Change in Control of the Company prior to the Vesting Date, the restrictions shall automatically lapse with respect to all shares of Restricted Stock.
          (ii) Notwithstanding Sections 3(a) and 3(b), if the Participant’s employment with the Company terminates before the Vesting Date on account of death or Disability, the restrictions shall automatically lapse with respect to a number of shares of Restricted Stock determined by multiplying the number of shares of Restricted Stock that is the subject of this Award by a fraction, the numerator being the number of months (including partial) from the Award Date to the date of termination of employment and the denominator being 41; provided, however, that the Committee reserves the right to accelerate vesting in full in such an event. Disability for purposes hereof shall mean a physical or mental impairment that substantially limits a major life activity of the Participant and renders the Participant unable to perform the essential functions of his position with the Company even with reasonable accommodation (that does not impose an undue hardship on the Company) and which has lasted at least (i) 60 consecutive days, (ii) the balance of the Participant’s entitlement to leave, if any, under the Family and Medical Leave Act, or similar statute, or (iii) the balance of any election period under the Company’s long term disability program (without regard to whether Participant is awarded benefits under such program), whichever is longer.
     (f) Legend. Certificates representing shares of Restricted Stock issued pursuant to this Agreement shall, until all Restrictions lapse or shall have been removed and new certificates are issued pursuant to Section 3(g), bear the following legend:
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN VESTING REQUIREMENTS AND MAY BE SUBJECT TO FORFEITURE UNDER THE TERMS OF THAT CERTAIN RESTRICTED STOCK AGREEMENT, DATED [                    ] [     ], [200     ], BY AND BETWEEN DEALERTRACK HOLDINGS, INC. AND THE REGISTERED OWNER OF SUCH SHARES, AND SUCH SHARES MAY NOT BE, DIRECTLY OR INDIRECTLY, OFFERED, TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNDER ANY CIRCUMSTANCES, EXCEPT PURSUANT TO THE PROVISIONS OF SUCH AGREEMENT.”
     (g) Issuance of Certificates; Tax Withholding.
          (i) Subject to Section 3(g)(ii), upon the vesting of the shares of Restricted Stock as provided in Section 3(b), the Company shall cause new certificates to be issued with respect to such vested shares and delivered to the Participant or his legal representative, free from the legend provided for in

Section 3(d) and any of the other Restrictions. Such vested shares shall cease to be considered Restricted Stock subject to the terms and conditions of this Agreement.
          (ii) Notwithstanding Section 3(g)(i), no such new certificate shall be delivered to the Participant or his legal representative unless and until the Participant or his legal representative shall have paid to the Company the full amount of all federal and state withholding or other taxes applicable to the taxable income of Participant resulting from the grant of Restricted Stock or the lapse or removal of the Restrictions.
     (h) Section 83(b) Election. Participant understands that Section 83(a) of the Code taxes as ordinary income the difference between the amount, if any, paid for the shares of Common Stock and the Fair Market Value of such shares at the time the Restrictions on such shares lapse. Participant understands that, notwithstanding the preceding sentence, Participant may elect to be taxed at the time of the Award Date, rather that at the time the Restrictions lapse, by filing an election under Section 83(b) of the Code (an “83(b) Election”) with the Internal Revenue Service within 30 days of the Award Date. In the event Participant files an 83(b) Election, Participant will recognize ordinary income in an amount equal to the difference between the amount, if any, paid for the shares of Common Stock and the Fair Market Value of such shares as of the Award Date. Participant further understands that an additional copy of such 83(b) Election form should be filed with his federal income tax return for the calendar year in which the date of this Agreement falls. Participant acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to the award of Restricted Stock hereunder, and does not purport to be complete. PARTICIPANT FURTHER ACKNOWLEDGES THAT THE COMPANY IS NOT RESPONSIBLE FOR FILING THE PARTICIPANT’S 83(b) ELECTION, AND THE COMPANY HAS DIRECTED PARTICIPANT TO SEEK INDEPENDENT ADVICE REGARDING THE APPLICABLE PROVISIONS OF THE CODE, THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH PARTICIPANT MAY RESIDE, AND THE TAX CONSEQUENCES OF PARTICIPANT’S DEATH.
5. Escrow. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of the certificates representing Restricted Stock until all of the Restrictions lapse or shall have been removed; in no event shall the Participant retain physical custody of any certificates representing unvested Restricted Stock issued to him.
6. Restricted Stock Not Transferable. No Restricted Stock or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 6 shall not prevent transfers by will or by applicable laws of descent and distribution.
7. Rights as Stockholder. Except as otherwise provided herein, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 5, the Participant shall have all the rights of a stockholder with respect to said shares, subject to the Restrictions herein, including the right to vote the shares and to receive all dividends or other distributions paid or made with respect to the shares of Restricted Stock; provided, however, that at the discretion of the Company, and prior to the delivery of shares of Restricted Stock, the Participant may be required to execute a stockholders agreement in such form as shall be determined by the Company.
8. Not a Contract of Employment. Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue in the employ of the Company or any of its Subsidiaries or shall interfere with or restrict in any way the rights of the Company or its Subsidiaries, which are hereby expressly reserved, to discharge the Participant at any time for any reason whatsoever, with or without cause, except as may otherwise be provided by any written agreement entered into by and between the Company and the Participant.
9. Governing Law. The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.
10. Conformity to Securities Laws. The Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any and all regulations and rules promulgated thereunder by the Securities and Exchange Commission, including without limitation Rule 16b-3 under the Exchange Act. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Awards are granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
11. Amendment, Suspension and Termination. The Awards may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee or the Board, provided, that, except as may otherwise be provided by the Plan, neither the amendment, suspension nor termination of this Agreement shall, without the consent of the Participant, alter or impair any rights or obligations under any Award.
12. Notices. Notices required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the Participant to his address shown in the Company records, and to the Company at its principal executive office.
13. Conflict with Employment Agreement. In the event of any conflict between this Agreement and the Participant’s Employment Agreement with the Company, including any acceleration provisions that differ in terms, this Agreement shall control. For great clarity, this Award is not subject to accelerated vesting in any prior Employment Agreement.

 * * * * *
     The Participant represents that he has read this Agreement and the Plan and is familiar with the terms and provisions of each. The Participant acknowledges that the Award is issued pursuant to, and is subject to the terms and conditions of, the Plan, and the Participant will be bound by the terms of the Plan as if it were set forth verbatim in this Agreement. The Participant agrees to comply with all rules the Company may establish with respect to the Plan. The Participant further acknowledges and agrees that this Agreement (and the Plan) constitutes the entire agreement between the parties with respect to the Award and that this Agreement (and the Plan) supersedes any and all prior agreements, whether written or oral, between the parties with respect to the Award.
     By execution of this Agreement, the Participant agrees to comply with the terms and conditions of the Company’s Stock Ownership and Retention Program, as in effect from time to time, and acknowledges that failure to comply with the Stock Ownership and Retention Program may result in penalties to the Participant.
     IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the date first set forth above.

DEALERTRACK HOLDINGS, INC.	PARTICIPANT

By:

Name:
Title:
Residence Address:
«STREET1»
«STREET2»
«CITY», «STATE» «ZIP»
«COUNTRY»

Aggregate number of shares of
Restricted Stock subject to the
Award:

4